SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K
                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                          June 1, 2004 (May 27, 2004)
               -----------------------------------------------
               Date of Report (Date of earliest event reported)


                                RCN Corporation
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            (Exact name of Registrant as specified in its charter)


     Delaware                    0-22825                    22-3498533
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 (State of                  (Commission File No.)          (IRS Employer
 Incorporation)                                          Identification Number)


                              105 Carnegie Center
                           Princeton, NJ 08540-6215
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         (Address of principal executive offices, including zip code)


                                (609) 734-3700
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             (Registrant's telephone number, including area code)


                                Not Applicable
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         (Former name or former address, if changed since last report)




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Item 3.  Bankruptcy or Receivership

         On May 27, 2004, RCN Corporation ("RCN" or the "Company") announced that it and several of its non-operating subsidiaries (collectively, the "Debtors") have filed voluntary petitions for reorganization under Chapter 11 of Title 11 of the United States Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Southern District of New York. The Debtors remain in possession of their assets and properties and continue to operate their businesses and manage their properties as "debtors-in-possession" pursuant to Sections 1107(a) and 1108 of the Bankruptcy Code. The cases have been assigned to the Honorable Robert D. Drain, under the case numbers 04-13637 (Hot Spots Productions, Inc.), 04-13638 (RCN Corporation), 04-13639 (RLH Property Corporation), 04-13640 (RCN Finance, LLC), and 04-13640 (TEC Air, Inc.). A copy of the press release is filed as an exhibit to this Report on Form 8-K and is incorporated here by reference.

Item 5.  Other Events

         On May 27, 2004, RCN Corporation announced that its senior secured lenders (the "Lenders") and members of an ad hoc committee of holders of its Senior Notes (the "Noteholders' Committee") have agreed to support a financial restructuring. A summary of the terms of the financial restructuring are as follows: (1) on the effective date of a plan of reorganization or sooner, the existing senior secured credit facility will be repaid in full in cash, unless any existing lender elects to roll its outstandings into the new facility, and all undrawn letters of credit will be either replaced on the effective date of a plan of reorganization or cash collateralized on terms agreed by the issuing bank; (2) on the effective date of a plan of reorganization, each holder of an allowed general unsecured claim will receive, in exchange for its total claim (including principal and interest in the case of a bond claim), its pro rata portion of 100% of the fully diluted new common stock of reorganized RCN, before giving effect to (i) any management incentive plan and (ii) the exercise of the equity warrants described below, if any; (3) the holders of RCN's existing preferred stock and common stock will receive, on a basis to be determined, equity warrants that are exercisable into two percent of reorganized RCN's common stock (before giving effect to any management incentive plan), with a two-year term beginning on the consummation of a plan of reorganization, and set at a strike price equivalent to an enterprise valuation of $1.66 billion, and the holders of existing warrants and options will not be entitled to receive a distribution under the plan of reorganization on account of such interests; (4) on the effective date of a plan of reorganization, all obligations under the Commercial Term Loan and Credit Agreement, dated as of June 6, 2003, among the Company, the lenders party thereto and HSBC Bank USA, as agent (the "Evergreen Facility"), will either (i) remain outstanding on terms agreed upon between the Company and the lenders under the Evergreen Facility or as otherwise permitted by the Bankruptcy Code or (ii) be refinanced in whole or in part; (5) on the effective date of a plan of reorganization, the sole equity interests in reorganized RCN will consist of new common stock, the equity warrants described above and equity interests to be issued in any management incentive plan; and (6) on the effective date of a plan of reorganization, there will be no debt, security or other material obligation of reorganized RCN other than indebtedness or securities described above and obligations arising in the ordinary course of reorganized RCN's business. In order to facilitate the restructuring, the Company and several non-operating subsidiaries have filed voluntary petitions for reorganization under Chapter 11 of Title 11 of the United States Code in the United States Bankruptcy Court for the Southern District of New York.

         At this time, it is not possible to predict accurately the effect of the Chapter 11 reorganization process on the Company's business. The agreement reached between RCN and its creditors covers the broad economic terms of the financial restructuring and not all material terms expected to be contained in a plan of reorganization. The agreement is not binding on RCN or the creditors with whom it was negotiated and not all RCN stakeholders are party to this agreement or participated in its negotiations. Therefore, there can be no assurance that the current agreement will result in a binding definitive agreement and fully consensual plan of reorganization, or if such plan of reorganization is reached, when or if such plan will be approved by all RCN stakeholders entitled to vote thereon. The implementation of a plan of reorganization is dependent upon a number of conditions typical in similar reorganizations, including court approval of the plan and related solicitation materials and approval by the requisite stakeholders of RCN.

         The Company also announced that it has entered into a commitment letter with Deutsche Bank Securities Inc. ("Deutsche Bank") pursuant to which Deutsche Bank has committed to provide the Company with new financing upon the consummation of the plan of reorganization. The new financing will consist of
(i) a $310 million first lien facility, including a $285 million term loan facility and a $25 million letter of credit facility, and (ii) a $150 million second lien facility. Each of the facilities will be guaranteed by all of RCN's wholly owned domestic subsidiaries and secured by substantially all the assets of RCN and its wholly owned domestic subsidiaries. Each of the facilities will contain prepayment provisions, covenants and events of default customary for facilities of this nature. Closing and funding for each of the facilities is subject to satisfaction of customary conditions precedent for facilities of this nature. In addition, the financing to be provided by Deutsche Bank is subject to material conditions including consummation of a plan of reorganization, no material adverse effect on the business, operations, financing or finances of RCN and its subsidiaries, no material change in market conditions or on the ability of Deutsche Bank to syndicate the new financing and the achievement of certain financial performance criteria. It is anticipated that each of the facilities will be funded into escrow following completion of syndication. Once the funds are escrowed, certain conditions to closing (including those related to a material adverse effect on RCN Corporation and syndication) will no longer be applicable. The funds will be released from escrow upon satisfaction of the remaining conditions, including consummation of the bankruptcy plan.

         A copy of the press release and the commitment letter are filed as exhibits to this Report on Form 8-K and are incorporated here by reference.

Cautionary Statement About Forward-Looking Statements

         Some of the statements made by the Company in these statements are forward-looking in nature. Actual results may differ materially from those projected in forward-looking statements as a result of a number of factors. The Company believes that the primary factors include, but are not limited to, the ability to successfully complete a financial restructuring on a consensual basis with some or all of the Company's relevant constituents or otherwise successfully to reorganize, availability of financing, ability to obtain regulatory approvals, uncertainty relating to economic conditions, ability to attract and retain qualified management and other personnel, changes in government and regulatory policies, pricing and availability of equipment, materials, inventory and programming, our ability to meet the requirements in our franchise agreements, the number of potential customers in a target market, the completion of acquisitions or divestitures, acceptance of the Company's services, development and implementation of business support systems for provisioning and billing, the availability and success of strategic alliances or relationships, ability to overcome significant operating losses, the Company's ability to develop and penetrate existing and new markets, technological developments and changes in the industry, changes in the competitive environment in which the Company operates and the Company's ability to adequately identify and disclose material information in future filings with the Securities and Exchange Commission. Statements in this press release should be evaluated in light of these important factors.

Item 7.  Financial Statements and Exhibits.

         (a)      Exhibits

                  Exhibit 99.1  RCN Corporation Press Release dated May 27,
                                2004.

                  Exhibit 99.2 Deutsche Bank Securities Inc. Senior Secured Financing Commitment Letter dated May 24, 2004.


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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               RCN Corporation


                                               By: /s/ Deborah M. Royster
                                                  ----------------------------
                                               Name:    Deborah M. Royster
                                               Title:   Senior Vice President,
                                                        General Counsel and
                                                        Corporate Secretary

Date:  June 1, 2004



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                                 EXHIBIT INDEX

Exhibit
   No.

99.1     RCN Corporation Press Release dated May 27, 2004.

99.2 Deutsche Bank Securities Inc. Senior Secured Financing Commitment Letter dated May 24, 2004.